                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                               -------------------


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported): JUNE 15, 2001


                         FRONTIER INSURANCE GROUP, INC.
               (Exact name of registrant as specified in charter)


DELAWARE                                 1-10584                         14-1681606
(State or other jurisdiction             (Commission                     (IRS Employer
  of incorporation)                      File Number)                    Identification No.)


195 LAKE LOUISE MARIE ROAD, ROCK HILL, NEW YORK                         12775-8000
  (Address of principal executive Offices)                              (Zip Code)


       Registrant's telephone number, including area code: (845) 796-2100


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


                                Page 1 of 3 Pages

ITEM 5. OTHER EVENTS


Frontier Insurance Group, Inc. (the "Registrant") will be unable to file its Quarterly Report on Form 10-Q for the three months ended March 31, 2001 by June 15, 2001, the date it had indicated in its Form 8-K filed on May 22, 2001, by which it expected to file the Form 10-Q. The Registrant expects to report a loss for the quarter, however, the amount has not yet been determined. Until the loss amount has been determined, the Form 10-Q will not be able to be filed. Registrant is attempting to determine the amount of the loss and to file the Form 10-Q as promptly as practicable, but is unable to indicate the date by which it anticipates such events will be concluded. As previously reported, the Registrant is operating its property and casualty insurance business as a run-off company.

         SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  FRONTIER INSURANCE GROUP, INC.
                                  (Registrant)



                                  By:   /s/ Oscar Guerrero
                                        ----------------------------------------
                                         Oscar Guerrero
                                         Vice President - Controller
                                         (Principal Accounting Officer and
                                         Duly Authorized Officer)

         Dated: June 15, 2001


                                      (3)